                                NEOGENOMICS, INC
                           2003 EQUITY INCENTIVE PLAN

        Section 1. Purpose. The NeoGenomics, Inc. 2003 Equity Incentive Plan (the
"Plan") has been established by NeoGenomics, Inc. a Nevada corporation (the
"Company"), effective as of October 14, 2003, to foster and promote the long-term financial success of the Company and its Subsidiaries and thereby increase stockholder value. The Plan provides for the Award of equity incentives to those employees, directors, or officers of, or key advisers or consultants to, the Company or any of its Subsidiaries who are responsible for or contribute to the management, growth or success of the Company or any of its Subsidiaries.

        Section 2. Definitions. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

        2.1 "Board" means the Board of Directors of the Company.

        2.2 "Code" means the Internal Revenue Code of 1986, as amended.

        2.3 "Committee" shall have the meaning provided in Section 3 of the Plan.

        2.4 "Common Stock" means the common stock, $0.001 par value, of the
Company.

        2.5 "Deferred Stock Award" means an award of shares of Common Stock pursuant to Section 10.

        2.6 "Disability" means (a) as it relates to the exercise of an Incentive
Stock Option after termination of employment, a disability within the meaning of
Section 22(e)(3) of the Code, and (b) for all other purposes, shall have the meaning given that term by the group disability insurance, if any, maintained by the Company for its employees or otherwise shall mean the complete inability of the Participant, with or without a reasonable accommodation, to perform his or her duties with the Company or any Subsidiary on a full-time basis as a result of physical or mental illness or personal injury he or she has incurred, as determined by an independent physician selected with the approval of the Company or any Subsidiary and the Participant.

        2.7 "Effective Date" shall have the meaning provided in Section 26 of the
Plan.

        2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.9 "Fair Market Value" means, as determined by the Committee, the last sale price as quoted on a national securities exchange on the trading day immediately preceding the date for which the determination is being made or, in the event that no such sale takes place on such day, the average of the reported closing bid, or if the Common Stock is not quoted on such national securities exchange, then the average of the closing bid and asked prices on the day immediately preceding the date for which the determination is being made in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for

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the Common Stock on such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York
Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board or a committee thereof, or, if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

        2.10 "Immediate Family" shall have the meaning provided in Section 20 of the Plan.

        2.11 "Incentive Stock Option" means a stock option granted under the Plan which is intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.12 "Listing Date" means the first date upon which any security of the
Company is listed (or approved for listing) upon notice of issuance on any national securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

        2.13 "Non-Qualified Stock Option" means a stock option granted under the
Plan which is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option nor as an option described in Section
423(b) of the Code.

        2.14 "Other Stock-Based Award" means awards (other than Stock Options,
Stock Appreciation Rights, Restricted Stock Awards, Stock Bonus Awards, and
Deferred Stock Awards) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock and granted pursuant to Section 11.

        2.15 "Outside Director" means a member of the Board who is not employed by the Company or any Subsidiary.

        2.16 "Parent Company" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option or other award, each of the corporations other than the
Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

        2.17 "Participant" shall mean any employee, director or officer of, or key adviser or consultant to, the Company or any Subsidiary to whom an Award is granted under the Plan.

        2.18 "Plan Year" means the twelve-month period beginning on January 1 and ending on December 31; provided, however, the first Plan Year shall be the short
Plan Year beginning on the Effective Date and ending on December 31, 2003.

        2.19 "Stock Appreciation Right" means an award made pursuant to Section 7.

        2.20 "Stock Bonus Award" means an award made pursuant to Section 9.

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        2.21 "Stock Option" means any option to purchase Common Stock granted pursuant to Section 6.

        2.22 "Subsidiary" means: (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the last corporation in the unbroken chain)
owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, a company, domestic or foreign, of which not less than 50% of the total voting power is held by the Company or by a Subsidiary, whether or not such company now exists or is hereafter organized or acquired by the Company or by a Subsidiary .

        2.23 "Term of the Plan" means the period beginning on the Effective Date and ending on the earlier to occur of (i) the date the Plan is terminated by the
Board in accordance with Section 23 and (ii) the day before the tenth anniversary of the Effective Date.

        Section 3. Administration. The Plan shall be administered by the
Compensation Committee of the Board or such other committee as may be appointed by the Board from time to time for the purpose of administering this Plan, or if no such committee is appointed or acting, the entire Board; provided, however, that if the Company registers any class of equity security pursuant to Section
13 of the Exchange Act, and if the Plan is to be administered by a committee, then such committee shall consist of two or more members of the Board, each of whom shall each qualify as a "non-employee director" within the meaning of Rule
16b-3 of the Exchange Act and also qualify as an "outside director" within the meaning of Section l62(m) of the Code and regulations pursuant thereto. For purposes of the Plan, the Board acting in this capacity or the Compensation
Committee described in the preceding sentence shall be referred to as the
"Committee". The Committee shall have the power and authority to grant to eligible persons pursuant to the terms of the Plan: (1) Stock Options, (2) Stock
Appreciation Rights, (3) Restricted Stock Awards, (4) Stock Bonus Awards, (5)
Deferred Stock Awards, (6) Other Stock-Based Awards, or (7) any combination of the foregoing (collectively referred to as "Awards").

        The Committee shall have authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application. Except as otherwise expressly provided in the Plan, the Committee shall have authority to select the persons to whom Awards shall be made under the Plan; to determine whether and to what extent Awards shall be made under the
Plan; to determine the types of Award to be made and the amount, size, terms and conditions of each such Award; to determine the time when the Awards shall be granted; to determine whether, to what extent and under what circumstances
Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and to make all other determinations necessary or advisable for the administration and interpretation of the Plan. Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the
Code, the Committee may make such grants or Awards, or may amend the Plan to provide for such grants or Awards, without satisfying the requirements of
Section 162(m) of the Code.

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        Notwithstanding anything in the Plan to the contrary, the Committee also shall have authority in its sole discretion to vary the terms of the Plan to the extent necessary to comply with foreign, federal, state or local law or to meet the objectives of the Plan. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

        All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons who participate in the Plan.

        All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan shall be borne by the Company. The
Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

        Section 4. Common Stock Subject to the Plan.

        4.1 Share Reserve. Subject to the following provisions of this Section 4 and to such adjustment as may be made pursuant to Section 22, the maximum number of shares available for issuance under the Plan shall be equal to 2,000,000 shares of Common Stock.; provided that, if the number of issued and outstanding shares of Common Stock of the Company is increased to more than 20,000,000 shares after the effective date of this Plan, the maximum number of shares of
Stock for which Awards may be granted under the Plan shall be increased by ten percent (10%) of the amount by which such issued and outstanding shares of
Common Stock of the Company exceeds 20,000,000. During the terms of the Awards under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

        4.2 Source of Shares. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof as the Committee may determine. Except as otherwise provided herein, any shares subject to an option or right granted or awarded under the Plan which for any reason expires or is terminated unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or cancelled as to any shares, or if any shares are not delivered because an Award under the Plan is settled in cash or the shares are used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan and shall again become eligible for issuance under the
Plan. If the exercise price of any Stock Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (whether by actual delivery or by attestation and whether or not such surrendered shares were acquired pursuant to any Award granted under the Plan), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of
Common Stock available for issuance under the Plan. No Awards may be granted following the end of the Term of the Plan.

        4.3 Code Section 162(m) Limitation. The total number of shares of Common
Stock for which Stock Options and Stock Appreciation Rights may be granted to any employee during any 12 month period shall not exceed 1,000,000 shares in the

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aggregate (as adjusted pursuant to Section 22). The total number of shares of
Common Stock for which Restricted Stock Awards, Deferred Stock Awards, Stock
Bonus Awards and Other Stock-Based Awards that are subject to the attainment of performance criteria in order to protect against the loss of deductibility under
Section 162(m) of the Code may be granted to any employee during any twelve month period shall not exceed 1,000,000 shares in the aggregate, subject to adjustment pursuant to Section 22. This Section 4.3 shall not apply prior to the
Listing Date.

        Section 5. Eligibility to Receive Awards. An Award may be granted to any employee, director, or officer of, or key adviser or consultant to, the Company or any Subsidiary, who is responsible for or contributes to the management, growth or success of the Company or any Subsidiary, provided that bona fide services shall be rendered by consultants or advisers to the Company or its
Subsidiaries and, unless otherwise approved by the Committee, such services must not be in connection with the offer and sale of securities in a capital-raising transaction and must not directly or indirectly promote or maintain a market for the Company's securities. Subject to the preceding sentence and Section 6.9, the
Committee shall have the sole authority to select the persons to whom an Award is to be granted hereunder and to determine what type of Award is to be granted to each such person. No person shall have any right to participate in the Plan.
Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a
Participant for any other period.

        Section 6. Stock Options. A Stock Option may be an Incentive Stock Option
or a Non-Qualified Stock Option. Only employees of the Company or any Parent
Company or Subsidiary of the Company are eligible to receive Incentive Stock
Options. To the extent that any Stock Option does not qualify as an Incentive
Stock Option, it shall constitute a separate Non-Qualified Stock Option. Stock
Options may be granted alone or in addition to other Awards granted under the
Plan. Except as otherwise expressly provided in Section 6.9, the terms and conditions of each Stock Option granted under the Plan shall be specified by the
Committee, in its sole discretion, and shall be set forth in a written Stock
Option agreement between the Company and the Participant in such form as the
Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. No person shall have any rights under any Stock Option granted under the Plan unless and until the Company and the person to whom such Stock Option shall have been granted shall have executed and delivered an agreement expressly granting the Stock Option to such person and containing provisions setting forth the terms and conditions of the Stock Option. The Committee shall issue separate
Stock Option agreements for each Non-Qualified Stock Option and Incentive Stock
Option. The terms and conditions of each Incentive Stock Option shall be such that each Incentive Stock Option issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422 of the Code.
The terms and conditions of each Non-Qualified Stock Option will be such that each Non-Qualified Stock Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422 of the Code or an option described in Section 423(b) of the Code and will be a "non-qualified stock option" for federal income tax purposes. The terms and conditions of any
Stock Option granted hereunder need not be identical to those of any other Stock
Option granted hereunder. The Stock Option agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

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        6.1 Type of Option. Each Stock Option agreement shall identify the Stock
Option represented thereby as an Incentive Stock Option or a Non-Qualified Stock
Option, as the case may be.

        6.2 Option Price. The Incentive Stock Option exercise price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an employee referred to in Section 6.8(ii) below) of the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Option on the date the
Incentive Stock Option is granted. The Non-Qualified Stock Option exercise price shall be fixed by the Committee and may be equal to, more than or less than 100%
of the Fair Market Value of the shares of Common Stock subject to the
Non-Qualified Stock Option at the time the Stock Option is granted, but in no event less than the par value of the Common Stock.

        6.3 Exercise Term. Each Stock Option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the
Committee, provided that no Stock Option shall be exercisable after ten years from the date of grant thereof (or, in the case of an Incentive Stock Option granted to an employee referred to in Section 6.8(ii) below, such term shall in no event exceed five years from the date on which such Incentive Stock Option is granted). The Committee shall have the power to permit an acceleration of previously established exercise upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

        6.4 Payment for Shares. A Stock Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option agreement by the Participant entitled to exercise the Stock Option and full payment for the shares of Common Stock with respect to which the Stock Option is exercised has been received by the Company. The
Committee, in its sole discretion, may permit all or part of the payment of the exercise price to be made, to the extent permitted by applicable statutes and regulations, either: (i) in cash, by check or wire transfer, or (ii) in any other form of legal consideration as provided for under the terms of the Stock
Option. No shares of Common Stock shall be issued to any Participant upon exercise of a Stock Option until the Company receives full payment therefor as described above. Upon the receipt of notice of exercise and full payment for the shares of Common Stock, the shares of Common Stock shall be deemed to have been issued and the Participant shall be entitled to receive such shares of Common
Stock and shall be a stockholder with respect to such shares, and the shares of
Common Stock shall be considered fully paid and nonassessable. However,
Participant shall have no rights as a stockholder prior to such time at which certificates representing such Common Stock have been delivered to the
Participant. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the Common Stock is issued, except as provided in Section 22 of the Plan. Each exercise of a Stock Option shall reduce, by an equal number, the total number of shares of Common Stock that may thereafter be purchased under such Stock Option.

        6.5 Rights upon Termination. Except as otherwise set forth in the
Participant's Stock Option agreement, in the event that a Participant's service with the Company or any Subsidiary, whether as an employee, officer, director,

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adviser or consultant, terminates for any reason, other than death or
Disability, any rights of the Participant under any Stock Option shall immediately terminate; provided, however, that the Participant (or any successor or legal representative) shall have the right to exercise the Stock Option to the extent that the Stock Option was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Option.

        In the event that a Participant's service terminates because such
Participant dies or suffers a Disability prior to the expiration of the Stock
Option and without the Participant's having fully exercised the Stock Option, the Participant or his or her successor or legal representative shall be fully vested in the Stock Option and shall have the right to exercise the Stock Option within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the term of the Stock Option.

        6.6 Exercise of Unvested Options. The Stock Option agreement may, but need not, include a provision whereby the Participant may elect at any time before the Participant's termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option. Without limiting the generality of the foregoing, the Committee may provide that if the Stock Option is exercised prior to having fully vested, shares issued upon such exercise shall remain subject to vesting at the same rate as under the Stock Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the Company with respect to all unvested Shares (including any securities issued with respect to such shares in accordance with Section 22 of the Plan) or to any other restriction the
Committee determines to be appropriate. For purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, the Participant shall enter into joint escrow instructions with the Company and deliver each certificate for his or her unvested shares of Common Stock with a stock power, duly endorsed in blank. The Company's rights under this Section 6.6 shall be freely assignable, in whole or in part.

        6.7 Re-load Options. Without in any way limiting the authority of the
Committee to make or not to make grants of Stock Options hereunder, the
Committee shall have the authority (but not an obligation) to include as part of any Stock Option a provision entitling the Participant to a further Stock Option
(a "Re-Load Option") in the event the Participant exercises the original Stock
Option, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Stock Option. Any such Re-Load Option shall (i) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Stock Option; (ii) have an expiration date which is the same as the expiration date of the Stock Option the exercise of which gave rise to such Re-Load Option; (iii) have an exercise price which is equal to 100% of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Stock Option and (iii) be fully vested, unless otherwise set forth in the Re-Load Option. Notwithstanding the foregoing, a
Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Stock Options under the Plan.

        Any such Re-Load Option may be an Incentive Stock Option or a Non-Qualified
Stock Option, as the Committee may designate at the time of the grant of the original Stock Option; provided, however, the designation of any Re-Load Option

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as an Incentive Stock Option shall be subject to the maximum annual limitation on the exercisability of Incentive Stock Options described in Section 422(d) of the Code (which amount is $100,000 as of the Effective Date). There shall be no
Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under Section 4.1 and the limitation on the grants of Stock Options under Section 4.3 and shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of
Stock Options.

        6.8 Special Incentive Stock Option Rules. Notwithstanding the foregoing, in the case of an Incentive Stock Option, each Stock Option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Stock Option as an Incentive
Stock Option under the Code including, without limitation, the following:

        (i) To the extent that the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock, with respect to which
Incentive Stock Options granted under this Plan (and all other plans of the
Company and its Subsidiaries and Parent Company) become exercisable for the first time by any person in any calendar year, exceeds maximum annual limitation described in Section 422(d) of the Code (which amount is $100,000 as of the
Effective Date), such Stock Options shall be treated as Non-Qualified Stock
Options.

        (ii) No Incentive Stock Option shall be granted to any employee if, at the time the Incentive Stock Option is granted, the employee (by reason of the attribution rules applicable under Section 424(d) of the Code) owns more than
10% of the combined voting power of all classes of stock of the Company or any
Parent Company or Subsidiary unless at the time such Incentive Stock Option is granted the Stock Option exercise price is at least 110% of the Fair Market
Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock subject to the Incentive Stock Option and such Incentive
Stock Option by its terms is not exercisable after the expiration of five years from the date of grant.

If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

        Section 7. Stock Appreciation Rights. Stock Appreciation Rights entitle
Participants to increases in the Fair Market Value of shares of Common Stock.
The terms and conditions of each Stock Appreciation Right granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        7.1 Award. Stock Appreciation Rights shall entitle the Participant, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof an Award equal to all or a portion of the excess of: (i) the

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Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) a specified price which shall not be less than 100% of the
Fair Market Value of the Common Stock at the time the right is granted or, if connected with a previously issued Stock Option, not less than 100% of the Fair
Market Value of the Common Stock at the time such Stock Option was granted. Such amount may be paid by the Company in cash, Common Stock (valued at its then Fair
Market Value) or any combination thereof, as the Committee may determine. Stock
Appreciation Rights may be, but are not required to be, granted in connection with a previously or contemporaneously granted Stock Option. In the event of the exercise of a Stock Appreciation Right that is fully or partially settled in shares of Common Stock, the number of shares reserved for issuance under this
Plan shall be reduced by the number of shares issued upon exercise of the Stock
Appreciation Right.

        7.2 Term. Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the
Committee, provided that no Stock Appreciation Right shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

        7.3 Rights upon Termination. Except as otherwise set forth in the
Participant's Stock Appreciation Rights agreement, in the event that a
Participant's service with the Company or any Subsidiary, whether as an employee, officer, director, adviser or consultant terminates for any reason, other than death or Disability, any rights of the Participant under any Stock
Appreciation Right shall immediately terminate; provided, however, the
Participant (or any successor or legal representative) shall have the right to exercise the Stock Appreciation Right to the extent that the Stock Appreciation
Right was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Appreciation Right.

        In the event that a Participant's service terminates because such
Participant dies or suffers a Disability prior to the expiration of his or her
Stock Appreciation Right and without having fully exercised his or her Stock
Appreciation Right, the Participant or his or her successor or legal representative shall be fully vested in the Stock Appreciation Right and shall have the right to exercise any Stock Appreciation Right within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the Stock
Appreciation Right.

        Section 8. Restricted Stock Awards. Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer ("Restricted Stock") and subject to a substantial risk of forfeiture. The terms and conditions of each
Restricted Stock Award granted under the Plan shall be specified by the
Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

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        8.1 Vesting Period. Restricted Stock Awards shall be subject to the restrictions described in the preceding paragraph over such vesting period as the Committee determines. To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m)
of the Code, Restricted Stock Awards to any Participant may also be subject to certain conditions with respect to attainment of one or more preestablished performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets, net profits, stock price, market share, sales or costs. In order to take into account unforeseen events or changes in circumstances, such objectives may be adjusted by the Committee in its sole discretion; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m)
of the Code, such objectives may not be adjusted by the Committee to increase an
Award but only to reduce or eliminate an Award.

        8.2 Restriction upon Transfer. Shares awarded, and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as herein provided or as provided in any agreement entered into between the Company and a
Participant in connection with the Plan, during the vesting period applicable to such shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the Participant shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote such shares, until such time as the Participant disposes of the shares or forfeits the shares pursuant to the agreement relating to the Restricted Stock
Award.

        8.3 Certificates. Any stock certificate issued in respect of shares awarded to a Participant shall be registered in the name of the Participant and deposited with the Company, or its designee, and shall bear the following legend:

                "The shares of stock represented by this certificate are
                subject to the terms and conditions contained in the
                NEOGENOMICS, Inc. 2003 Equity Incentive Plan, as amended,
                and a Restricted Stock Award Agreement entered into between the registered owner and NEOGENOMICS, INC. Release from such terms and conditions shall be obtained only in accordance
                with the provisions of the Plan and Agreement, a copy of
                each of which is on file in the office of the Secretary of
                NEOGENOMICS, INC."

Each Participant, as a condition of any Restricted Stock Award, shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        Section 9. Stock Bonus Awards. Stock Bonus Awards shall consist of awards of shares of Common Stock. To the extent the Committee deems necessary or appropriate to protect against the loss of deductibility pursuant to Section
162(m) of the Code, the Committee may, in its sole discretion, grant a Stock
Bonus Award based upon corporate, division, subsidiary, group or unit

                                      -10-

performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets, net profits, stock price, market share, sales or costs or, with respect to Participants not subject to Section 162(m) of the
Code, such other measures or standards determined by the Committee in its discretion. In order to take into account unforeseen events or changes in circumstances, such performance objectives may be adjusted; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, such performance objectives may not be adjusted by the Committee to increase an Award but only to reduce or eliminate an Award.

The terms and conditions of each Stock Bonus Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. In addition to any applicable performance goals, shares of Common Stock subject to a Stock Bonus Award may be: (i) subject to additional restrictions
(including, without limitation, restrictions on transfer) or (ii) granted directly to a person free of any restrictions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        Section 10. Deferred Stock Awards. Deferred Stock Awards under the Plan shall entitle Participants to future payments of shares of Common Stock upon the expiration of a specified period of time ("Deferral Period") and upon the satisfaction of certain conditions during the Deferral Period. The terms and conditions of each Deferred Stock Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the
Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time.
The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        10.1 Vesting Period. Upon the expiration of the Deferral Period (or the
Additional Deferral Period referred to in Section 10.2 below, where applicable)
with respect to each Deferred Stock Award and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock Award shall become vested in accordance with the terms of the agreement relating to the
Deferred Stock Award. To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code,
Deferred Stock Awards to any Participant may also be subject to certain conditions with respect to attainment of one or more preestablished performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets, net profits, stock price, market share, sales or costs. In order to take into account unforeseen events or changes in circumstances, such performance objectives may be adjusted by the Committee in its sole discretion; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m)
of the Code, such performance objectives may not be adjusted by the Committee to increase an Award but only to reduce or eliminate an Award. The Participant shall not be a stockholder with respect to any shares subject to a Deferred

                                      -11-

Stock Award until such shares vest and are issued to the Participant in accordance with the terms of the Deferred Stock Award agreement.

        10.2 Additional Deferral Period. A Participant may request to defer (and, based thereon, the Committee may at any time defer) the receipt of all or any part of a Deferred Stock Award for an additional specified period or until a specified event ("Additional Deferral Period"). Except as otherwise agreed to by the Committee, such request must be made at least one year prior to the expiration of the Deferral Period for such Deferred Stock Award or part thereof.

        Section 11. Other Stock-Based Awards. Other Stock-Based Awards may be
awarded, subject to limitations under applicable law and this Plan, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the
Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other
Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under the Plan or any other plan of the Company. The terms and conditions of each Other Stock-Based Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the
Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time.

        To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Other
Stock-Based Awards to any Participant may also be subject to certain conditions with respect to attainment of one or more preestablished performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratio of earnings to equity or assets, net profits, stock price, market share, sales or costs. In order to take into account unforeseen events or changes in circumstances, such performance objectives may be adjusted; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, such performance objectives may not be adjusted by the Committee to increase an Award but only to reduce or eliminate an Award.

        Section 12. Loans. The Committee may, in its sole discretion and to further the purpose of the Plan, provide for loans to persons in connection with all or any part of an Award under the Plan. Any loan made pursuant to this Section 12 shall be evidenced by a loan agreement, promissory note or other instrument in such form and which shall contain such terms and conditions (including without limitation, provisions for interest, payment, schedules, collateral, forgiveness, acceleration of such loans or parts thereof or acceleration in the event of termination) as the Committee shall prescribe from time to time.
Notwithstanding the foregoing, each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System
and any other governmental agency having jurisdiction.

                                      -12-

        Section 13. Securities Law Requirements. No shares of Common Stock shall be issued upon the exercise or payment of any Award unless and until:

        (i) The shares of Common Stock underlying the Award have been registered under the Securities Act of 1933, as amended (the "Act"), or the Company has determined that an exemption from the registration requirements under the Act is available or the registration requirements of the Act do not apply to such exercise or payment;

        (ii) The Company has determined that all applicable listing requirements of any stock exchange or quotation system on which the shares of Common Stock are listed have been satisfied; and

        (iii) The Company has determined that any other applicable provision of state or Federal law, including without limitation applicable state securities laws, has been satisfied.

        Section 14. Restrictions on Transfer; Representations of Participant;
Legends. The Committee in its sole discretion may restrict the transferability of shares until the Common Stock is listed on any United States securities exchange or traded on NASDAQ or an over-the-counter quotation system in the
United States.

        Regardless of whether the offering and sale of shares of Common Stock has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. As a condition to the Participant's receipt of shares, the
Company may require the Participant to represent that such shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

                "The shares represented by this certificate have not been
                registered under the Securities Act of 1993, as amended (the
                "Act"), or qualified under the securities laws of any state.
                These shares have been acquired for investment and not with a view to or for sale in connection with any distribution
                thereof, and may not be sold, mortgaged, pledged,
                hypothecated or otherwise transferred without an effective registration under the Act and qualification under any
                applicable state securities laws, or without an opinion of counsel acceptable to the Company and its counsel that such registration or qualification is not required."

                                      -13-

Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 14 shall be conclusive and binding on all persons.

        The Company may, but shall not be obligated to, register or qualify the sale of shares under the Act or any other applicable law.

        Section 15. Single or Multiple Agreements. Multiple forms of Awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

        Section 16. Rights of a Stockholder. The recipient of any Award under the
Plan, unless otherwise expressly provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until shares of Common Stock are issued to him.

        Section 17. No Right to Continue Employment or Service. Nothing in the Plan
or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company, Parent Company or any Subsidiary in the capacity in effect at the time the Award was granted or shall affect the right of the Company, Parent Company or any Subsidiary to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant or adviser pursuant to the terms of such consultant's or adviser's agreement with the Company, Parent Company or any Subsidiary, if any or (iii) the service of a director pursuant to the Bylaws of the Company, Parent Company or any Subsidiary and any applicable provisions of the corporate law of the state in which the Company, Parent Company or any
Subsidiary is incorporated, as the case may be.

        Section 18. Withholding. The Company's obligations hereunder in connection with any Award shall be subject to applicable foreign, federal, state and local withholding tax requirements. Foreign, federal, state and local withholding tax due under the terms of the Plan may be paid in cash or shares of Common Stock
(either through the surrender of already-owned shares of Common Stock that the
Participant has held for the period required to avoid a charge to the Company's reported earnings or the withholding of shares of Common Stock otherwise issuable upon the exercise or payment of such Award) having a Fair Market Value equal to the required withholding and upon such other terms and conditions as the Committee shall determine; provided, however, the Committee, in its sole discretion, may require that such taxes be paid in cash; and provided, further, any election by a Participant subject to Section 16(b) of the Exchange Act to pay his or her withholding tax in shares of Common Stock shall be subject to and must comply with Rule 16b-3 of the Exchange Act.

        Section 19. Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or a Subsidiary or Parent Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary or Parent Company acting on

                                      -14-

their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

        Section 20. Non-Assignability. No right or benefit hereunder shall in any manner be subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit. No Award under the Plan shall be assignable or transferable by the Participant except by will, by the laws of descent and distribution and by such other means as the Committee may approve from time to time, and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant.

        However, the Participant, with the approval of the Committee, may transfer a Non-Qualified Stock Option for no consideration to or for the benefit of the
Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate
Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The foregoing right to transfer a Non-Qualified Stock Option shall apply to the right to consent to amendments to the Stock Option agreement and, in the discretion of the
Committee, shall also apply to the right to transfer ancillary rights associated with the Non-Qualified Stock Option. The term "Immediate Family" shall mean the
Participant's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Participant).

        At the request of the Participant and subject to the approval of the
Committee, Common Stock purchased upon exercise of a Non-Qualified Stock Option may be issued or transferred into the name of the Participant and his or her spouse jointly with rights of survivorship.

        Except as set forth above or in a Stock Option agreement, any attempted assignment, sale, transfer, pledge, mortgage, encumbrance, hypothecation, or other disposition of an Award under the Plan contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon an Award under the Plan shall be null and void and without effect.

        Section 21. Nonuniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive
Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

        Section 22. Adjustments. In the event of any change in the outstanding shares of Common Stock, without the receipt of consideration by the Company, by reason of a stock dividend, stock split, reverse stock split or distribution, recapitalization, merger, reorganization, reclassification, consolidation, split-up, spin-off, combination of shares, exchange of shares or other change in corporate structure affecting the Common Stock and not involving the receipt of consideration by the Company, the Committee shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) available for issuance under the Plan, (ii) for which grants or Awards may be made to any Participant

                                      -15-

or to any group of Participants (e.g., Outside Directors), (iii) which are available for issuance under Incentive Stock Options, (iv) covered by outstanding unexercised Awards and grants denominated in shares or units of
Common Stock, (b) the exercise or other applicable price related to outstanding
Awards or grants and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding Awards or grants and shall make such other adjustments as may be appropriate under the circumstances; provided, that the number of shares subject to any Award or grant always shall be a whole number.

        Section 23. Termination and Amendment. The Board may terminate or amend the
Plan or any portion thereof at any time and the Committee may amend the Plan to the extent provided in Section 3, without approval of the stockholders of the
Company, unless stockholder approval is required by Rule 16b-3 of the Exchange
Act, applicable stock exchange or NASDAQ or other quotation system rules, applicable Code provisions, or other applicable laws or regulations. No amendment, termination or modification of the Plan shall affect any Award theretofore granted in any material adverse way without the consent of the recipient.

        Section 24. Severability. If any of the terms or provisions of this Plan, or Awards made under this Plan, conflict with the requirements of Section 162(m)
or Section 422 of the Code with respect to Awards subject to or governed by
Section 162(m) or Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of
Section 162(m) or Section 422 of the Code. With respect to an Incentive Stock
Option, if this Plan does not contain any provision required to be included herein under Section 422 of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out herein. If any provision of the Plan is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and the Plan shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the Company under the Plan.

        Section 25. Effect on Other Plans. Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary and any Awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any Subsidiary unless specifically provided.

        Section 26. Effective Date of the Plan. The Plan shall become effective on
October 14, 2003 (the "Effective Date"), subject to approval of the stockholders of the Company to the extent required by applicable Code provisions or other applicable law.

        Section 27. Governing Law. This Plan and all agreements executed in connection with the Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to its conflicts of law doctrine.

        Section 28. Gender and Number. Words denoting the masculine gender shall include the feminine gender, and words denoting the feminine gender shall include the masculine gender. Words in the plural shall include the singular, and the singular shall include the plural.

                                      -16-

        Section 29. Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

        Section 30. Modification of Awards. Within the limitations of the Plan and subject to Sections 22 and 35, the Committee may modify outstanding Awards or accept the cancellation of outstanding Awards for the granting of new Awards in substitution therefor. Notwithstanding the preceding sentence, except for any adjustment described in Section 22 or 35, no modification of an Award shall, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted under the Plan in any material adverse way without the affected Participant's consent. For purposes of the preceding sentence, any modification to any of the following terms or conditions of an outstanding unexercised Award or grant shall be deemed to be a material modification: (i) the number of shares of Common Stock covered by such Award or grant, (ii) the exercise or other applicable price or Fair Market Value determination related to such Award or grant, (iii) the period of time within which the Award or grant vests and is exercisable and the terms and conditions of such vesting and exercise, (iv) the type of Award or Stock Option, and (v)
the restrictions on transferability of the Award or grant and of any shares of
Common Stock issued in connection with such Award or grant (including the
Company's right of repurchase, if any).

        Section 31. No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any agreement executed in connection with the Plan, any Award granted under the Plan, or any rule, regulation or procedure established by the Committee.

        Section 32. Successors. This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

        Section 33. Plan Provisions Control. The terms of the Plan govern all
Awards granted under the Plan, and in no event will the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan, the term in the Plan shall control.

        Section 34. Headings. The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the
Plan.

        Section 35. Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, any surviving or acquiring entity shall, subject to the approval of the Board, assume any Awards outstanding under the Plan or substitute equivalent Awards (including an Award to acquire the same consideration paid to the stockholders in the Change in Control transaction for those Awards outstanding under the Plan). In the event any surviving or acquiring entity

                                      -17-

refuses, prior to the completion of such merger or sale, or fails as of the date of such event to assume such Awards or to substitute equivalent Awards for those outstanding under the Plan, or if the Board does not approve such assumption or substitution, then, with respect to all outstanding Awards held by Participants as of the date of completion of the merger or sale, and notwithstanding anything to the contrary in the Plan or any Award agreement, (i) the vesting and exercisability of such Awards shall be accelerated in full (provided such Awards have not already terminated or expired), and (ii) Participants will be permitted to surrender for cancellation within sixty (60) days after such merger or sale any Stock Option or portion of a Stock Option to the extent not yet exercised, and the Participant will be entitled to receive a cash payment in an amount equal to the excess, in any, of (x) the greater of the Fair Market Value, on the date of surrender, of the shares subject to the Option or portion thereof surrendered over (y) the aggregate exercise price for such shares under the
Option; provided however, that in the case of an Option granted within six (6)
months prior to the date of such merger or sale to any Participant who may be subject to liability under Section 16(b) of the Exchange Act, such Participant shall be entitled to surrender for cancellation such Participant's Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Stock Option.

                                      -18-

Section 14. Restrictions on Transfer; Representations of Participant;

                                      -19-